UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 11, 2009
Commission File Number of the issuing entity: 333-132242-03
GE EQUIPMENT MIDTICKET LLC, SERIES 2009-1
(Exact name of issuing entity)
Commission File Number of depositor: 333-132242
CEF EQUIPMENT HOLDING, L.L.C.
(Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION
(exact name of sponsor as specified in its charter)

Delaware	20-5439580

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 749-2101
44 Old Ridgebury, Danbury, Connecticut

(Former name or former address, if changed since last report.)
Exhibit Index Located on page 5
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Potential persons who are to respond to the collection of
information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 1. Entry into a Material Definitive Agreement.
Item 1.01 Entry into a Material Definitive Agreement.
     Issuance of Notes
     On September 11, 2009, GE Equipment Midticket LLC, Series 2009-1 (the “Issuer”), commenced an offering of U.S.$169,000,000 Class A-1 Asset Backed Notes due September 15, 2010 (the “Class A-1 Notes”), U.S.$83,000,000 Class A-2 Asset Backed Notes due August 15, 2011 (the “Class A-2 Notes”), U.S.$255,000,000 Class A-3 Asset Backed Notes due June 17, 2013 (the “Class A-3 Notes”), U.S.$71,821,000 Class A-4 Asset Backed Notes due November 16, 2020 (the “Class A-4 Notes” and, together with the Class A-3 Notes, the ClassA-2 Notes, and the Class A-1 Notes, the “Class A Notes”), U.S.$27,210,00 Class B Asset Backed Notes due November 16, 2020 (the “Class B Notes”) and U.S.$12,368,000 Class C Asset Backed Notes due November 16, 2020 (the “Class C Notes” and together with the Class B Notes and the Class A Notes, the “Notes”) described in a Prospectus Supplement dated September 2, 2009 to a Prospectus dated August 26, 2009.
     Use of Proceeds
     The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by the Issuer, which became effective on August 22, 2006 and was assigned commission file number 333-132242. The aggregate amount registered under the Registration Statement was U.S.$4,130,000,000.
     The public offering terminated on September 11, 2009 upon the sale of all of the Class A Notes. The depositor retained all of the Class B Notes and the Class C Notes. No underwriting discount was paid to the underwriters with respect to the Class B Notes and the Class C Notes retained by the depositor. The underwriters of the Class A Notes were Banc of America Securities LLC, Barclays Capital Inc., CastleOak Securities, L.P., Deutsche Bank Securities Inc., RBS Securities Inc. and Williams Capital Group, L.P. A total of U.S.$169,000,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S.$169,000,000; a total of U.S.$83,000,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S.$82,992,613; a total of U.S.$255,000,000 of Class A-3 Notes were registered and sold with a total price to the public of U.S.$254,955,630; a total of U.S.$71,821,000 of Class A-4 Notes were registered and sold, with a total price to the public of U.S.$71,804,732.54.
     During the period from the effective date of the registration statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S.$1,561,851.90. After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S.$577,191,123.64. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S.$1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S.$576,191,123.64. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
     The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans from an affiliate of the Issuer. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.
Potential persons who are to respond to the collection of
information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

2 of 5

Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits
The following material definitive agreements have been entered into:
1. Limited Liability Company Agreement of the Issuer (the “LLC Agreement”), dated as of September 11, 2009.
2. Loan Sale Agreement, dated as of September 11, 2009, among GECC, GE Capital Information Technology Solutions, Inc., VFS Financing, Inc., Imaging Financial Services, Inc. and CEF Holding and the annex thereto (the “Loan Sale Agreement”).
3. Loan Purchase and Sale Agreement, dated as of September 11, 2009, between CEF Holding and the Issuer, and the annex thereto (the “Loan Purchase and Sale Agreement”).
4. Servicing Agreement, dated as of September 11, 2009, between the Issuer and GECC, as the servicer, and the annex thereto (the “Servicing Agreement”).
5. Indenture, dated as of September 11, 2009 (the “Indenture”) between the Issuer and Deutsche Bank Trust Company Americas, as indenture trustee.
6. Administration Agreement (the “Administration Agreement”), dated as of September 11, 2009, between the Issuer and GECC, as the administrator.

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement
Potential persons who are to respond to the collection of
information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

3 of 5

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
September 17, 2009

CEF EQUIPMENT HOLDING, L.L.C.
By:	/s/ Charles Rhodes
	Name:	Charles Rhodes
	Title:	Vice President and Secretary
Potential persons who are to respond to the collection of
information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

4 of 5

Exhibit Index

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Loan Sale Agreement

Exhibit 4(d)	Loan Purchase and Sale Agreement

Exhibit 4(e)	Servicing Agreement

Exhibit 4(f)	Indenture

Exhibit 4(g)	Administration Agreement
Potential persons who are to respond to the collection of
information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

5 of 5